Exhibit 99.1

Contact: Liz Sharp, VP Investor Relations

Smith & Wesson Holding Corp.

(413) 747-6284

lsharp@smith-wesson.com

Smith & Wesson Holding Corporation Reports

Fourth Quarter and Full Year Fiscal 2016 Financial Results

- Net Sales of $221.1 Million for Fourth Quarter, up 22.2% Year-Over-Year

- Fourth Quarter GAAP Net Income Per Diluted Share of $0.63

- Fourth Quarter Non-GAAP Net Income Per Diluted Share of $0.66

- Full Year Revenue of $722.9 Million

SPRINGFIELD, Mass., June 16, 2016 — Smith & Wesson Holding Corporation (NASDAQ Global Select: SWHC), a leader in firearm manufacturing and design, today announced financial results for the fiscal fourth quarter and full year ended April 30, 2016.

Fourth Quarter Fiscal 2016 Financial Highlights

•	Quarterly net sales were $221.1 million, an increase of 22.2% over the fourth quarter last year. Firearms division net sales of $203.7 million increased by 22.4% over the comparable quarter last year. Accessories division net sales of $17.5 million increased by 19.8% over the comparable quarter last year.

•	Gross margin for the quarter was 41.6% compared with 37.1% for the comparable quarter last year.

•	Quarterly GAAP net income was $35.6 million, or $0.63 per diluted share, compared with $21.9 million, or $0.40 per diluted share, for the comparable quarter last year. Fourth quarter 2016 and 2015 GAAP net income per diluted share included an expense of $1.7 million and $1.5 million, respectively, for amortization, net of tax, related to the Battenfeld Technologies, Inc. (BTI) acquisition.

•	Quarterly non-GAAP net income was $37.4 million, or $0.66 per diluted share, compared with $24.9 million, or $0.45 per diluted share, for the comparable quarter last year.

•	Quarterly non-GAAP Adjusted EBITDAS was $68.7 million, or 31.1% of net sales.

Full Year Fiscal 2016 Financial Highlights

•	Full year net sales totaled $722.9 million, an increase of 31.0% from last year. Firearms division net sales were $657.6 million, an increase of 23.8% from last year. Accessories division net sales were $65.3 million, an increase from $20.6 million from last year, a year in which the company acquired BTI and therefore reported only five months of accessories division sales in 2015.

•	Full year gross margin was 40.6% compared with 35.3% last year.

•	Full year GAAP income from continuing operations was $94.0 million, or $1.68 per diluted share, compared with $49.8 million, or $0.90 per diluted share, last year.

•	Full year non-GAAP income from continuing operations was $1.83 per diluted share, compared with $1.02 per diluted share last year.

•	Full year non-GAAP Adjusted EBITDAS from continuing operations was $202.4 million, or 28.0% of net sales.

James Debney, Smith & Wesson Holding Corporation President and Chief Executive Officer, commented, “Our solid fourth quarter and full year performance further validates our vision, which is to become the leading provider of quality products for the shooting, hunting, and rugged outdoor enthusiast. We continued to successfully execute on our long-term strategy, while delivering financial and operational results that set a number of new company records. In our firearms division, we made several important new product introductions and continued to leverage our flexible manufacturing model, allowing us to benefit from strong consumer demand. In our first full year of accessories revenue, we expanded our product portfolio organically as well as through a targeted acquisition, delivering double-digit top line revenue growth. Looking ahead to fiscal 2017, we expect that a strong balance sheet, combined with our track record of successful acquisitions, positions us well for an expanding role in the market for products for shooting, hunting, and rugged outdoor enthusiasts.”

Jeff Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, commented, “Gross margin performance remained strong throughout fiscal 2016, driven by robust volumes in our firearms division and favorably impacted by the strong gross margins in our accessories division. In fiscal 2016, we generated $168.6 million in operating cash flow, establishing a new company record. We ended the year with cash and cash equivalents totaling $191.3 million and total bank debt and Senior Notes of $175.3 million, leaving us with zero net debt. In fiscal 2017, we expect to use the strength of our balance sheet, including our unused $175 million revolving line of credit, to fuel growth opportunities, both organic and inorganic.”

Financial Outlook

SMITH & WESSON HOLDING CORPORATION

NET SALES AND EARNINGS PER SHARE GUIDANCE, INCLUDING GAAP TO NON-GAAP RECONCILIATION (Unaudited)

	Range for the Three Months Ending July 31, 2016		Range for the Year Ending April 30, 2017
Net sales (in thousands)	$190,000	$200,000	$740,000	$760,000

GAAP income per share - diluted	$0.46	$0.50	$1.71	$1.81
Amortization of acquired intangible assets	0.05	0.05	0.19	0.19
Tax effect of non-GAAP adjustments	(0.02)	(0.02)	(0.07)	(0.07)

Non-GAAP income per share - diluted	$0.49	$0.53	$1.83	$1.93

Conference Call and Webcast

The company will host a conference call and webcast today, June 16, 2016, to discuss its fourth quarter and full year fiscal 2016 financial and operational results. Speakers on the conference call will include James Debney, President and Chief Executive Officer, and Jeffrey D. Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer. The conference call may include forward-looking statements. The conference call will be webcast live and is scheduled to begin at 5:00 p.m. Eastern Time. The live audio broadcast and replay of the conference call can be accessed on Smith & Wesson’s website at www.smith-wesson.com (Windows Media is required). Those interested in listening to the conference call via telephone may call directly at 844-309-6568 and reference conference code 26467969. No RSVP is necessary. The company will maintain an audio replay of this conference call on its website for a period of time after the call. No other audio replay will be available.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) TCA accessories transition costs, (iii) discontinued operations, (iv) DOJ and SEC costs including insurance recovery costs, (v) acquisition-related costs, (vi) bond premium, (vii) debt extinguishment costs, (viii) the tax effect of non-GAAP adjustments, (ix) interest expense, (x) income taxes, (xi) depreciation and amortization, (xii) stock-based compensation expense, (xiii) payments for acquisitions, and (xiv) receipts from note receivable; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures. The principal limitations of these measures are that they do not reflect the company’s actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson

Smith & Wesson Holding Corporation (NASDAQ Global Select: SWHC) is a leading manufacturer of firearms and a provider of quality accessory products for the shooting, hunting, and rugged outdoor enthusiast, delivering a broad portfolio of quality firearms and shooting, hunting and outdoor accessories, to the global consumer and professional markets. The company’s firearms division brands include Smith & Wesson®, M&P®, and Thompson/Center Arms™. As a leading provider of shooting, hunting, and outdoor accessories, including reloading, gunsmithing, gun cleaning supplies, tree saws, and vault accessories, the company’s accessories division produces innovative, high-quality products under several brands, including Caldwell® Shooting Supplies, Wheeler® Engineering, Tipton® Gun Cleaning Supplies, Frankford Arsenal® Reloading Tools, Lockdown® Vault Accessories, Hooyman® Premium Tree Saws, BOG POD®, and Golden Rod® Moisture Control. The company’s manufacturing services division provides forging, machining, and precision plastic service for outside businesses. Smith & Wesson facilities are located in Massachusetts, Maine, Connecticut, and Missouri. For more information on Smith & Wesson, call (800) 331-0852 or log on to www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include our vision, which is to become the leading provider of quality products for the shooting, hunting, and rugged outdoor enthusiast; our belief that we continued to successfully execute on our long-term strategy; our expectation for fiscal 2017 that a strong balance sheet, combined with our track record of successful acquisitons, positions us well for an expanding role in the market for products for shooting, hunting, and rugged outdoor enthusiasts; our expectation for fiscal 2017 to use the strength of our balance sheet, including our unused revolving line of credit, to fuel growth opportunities, both organic and inorganic; and our expectations for net sales, GAAP income per diluted share, amortization of acquired intangible assets, tax effect of non-GAAP adjustments, and non-GAAP income per diluted share for the first quarter of fiscal 2017 and for fiscal 2017. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our firearm accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2016.

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	For the Three Months Ended		For the Years Ended
	April 30, 2016 (Unaudited)	April 30, 2015 (Unaudited)	April 30, 2016	April 30, 2015
	(In thousands, except per share data)
Net sales	$221,117	$180,997	$722,908	$551,862
Cost of sales	129,049	113,853	429,096	356,936

Gross profit	92,068	67,144	293,812	194,926

Operating expenses:
Research and development	2,393	2,113	10,005	6,943
Selling and marketing	8,997	9,149	42,257	36,033
General and administrative	23,781	18,558	82,907	62,322

Total operating expenses	35,171	29,820	135,169	105,298

Operating income	56,897	37,324	158,643	89,628

Other (expense)/income:
Other (expense)/income, net	(5)	40	(22)	39
Interest income	37	119	176	395
Interest expense	(1,991)	(3,248)	(13,704)	(11,330)

Total other (expense)/income, net	(1,959)	(3,089)	(13,550)	(10,896)

Income from continuing operations before income taxes	54,938	34,235	145,093	78,732
Income tax expense	19,291	12,295	51,135	28,905

Income from continuing operations	35,647	21,940	93,958	49,827
Discontinued operations:
Loss from operations of discontinued security solutions division	—	(52)	—	(297)
Income tax expense/(benefit)	—	1	—	(83)

Loss from discontinued operations	—	(53)	—	(214)

Net income	$35,647	$21,887	$93,958	$49,613

Net income per share:
Basic - continuing operations	$0.64	$0.41	$1.72	$0.92

Basic - total	$0.64	$0.41	$1.72	$0.92

Diluted - continuing operations	$0.63	$0.40	$1.68	$0.90

Diluted - total	$0.63	$0.40	$1.68	$0.90

Weighted average number of common shares outstanding:
Basic	55,554	53,846	54,765	53,988
Diluted	56,396	55,074	55,965	55,228

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	As of
	April 30, 2016	April 30, 2015
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$191,279	$42,222
Accounts receivable, net of allowance for doubtful accounts of $680 on April 30, 2016 and $722 on April 30, 2015	57,792	55,280
Inventories	77,789	76,895
Prepaid expenses and other current assets	4,307	6,306
Deferred income taxes	—	16,373
Income tax receivable	2,064	—

Total current assets	333,231	197,076

Property, plant, and equipment, net	135,405	133,844
Intangibles, net	62,924	73,768
Goodwill	76,357	75,426
Other assets	11,586	10,811

	$619,503	$490,925

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$45,513	$32,360
Accrued expenses	28,447	24,302
Accrued payroll and incentives	18,784	7,556
Accrued income taxes	5,960	4,224
Accrued profit sharing	11,459	6,165
Accrued warranty	6,129	6,404
Current portion of notes payable	6,300	—

Total current liabilities	122,592	81,011
Deferred income taxes	12,161	33,905
Notes payable, net of current portion	166,564	170,933
Other non-current liabilities	10,370	10,706

Total liabilities	311,687	296,555

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 71,558,633 shares issued and 55,996,011 shares outstanding on April 30, 2016 and 69,625,081 shares issued and 54,062,459 shares outstanding on April 30, 2015	72	70
Additional paid-in capital	239,505	219,198
Retained earnings	241,310	147,352
Accumulated other comprehensive (loss)/income	(748)	73
Treasury stock, at cost (15,562,622 shares on April 30, 2016 and April 30, 2015)	(172,323)	(172,323)

Total stockholders’ equity	307,816	194,370

	$619,503	$490,925

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended
	April 30, 2016	April 30, 2015
	(In thousands)
Cash flows from operating activities:
Net income	$93,958	$49,613
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	41,237	30,893
Loss on sale/disposition of assets	256	267
Provision for losses on notes and accounts receivable	511	122
Deferred income taxes	(4,448)	2,341
Stock-based compensation expense	6,472	5,808
Changes in operating assets and liabilities (net effect of acquisitions):
Accounts receivable	(2,254)	10,983
Inventories	(804)	25,662
Prepaid expenses and other current assets	1,999	(569)
Income tax payable	(328)	8,965
Accounts payable	13,048	(7,345)
Accrued payroll and incentives	11,228	(9,525)
Accrued profit sharing	5,294	(4,895)
Accrued expenses	3,929	1,361
Accrued warranty	(275)	891
Other assets	(237)	(348)
Other non-current liabilities	(1,029)	583

Net cash provided by operating activities	168,557	114,807

Cash flows from investing activities:
Payments for the net assets of Tri-Town Precision Plastics, Inc.	—	(23,805)
Payments to acquire Battenfeld Technologies, Inc., net of cash acquired	—	(135,437)
Payments to acquire PowerTech, Inc.	(1,220)	—
(Deposits)/refunds on machinery and equipment	(1,128)	1,431
Receipts from note receivable	84	81
Payments to acquire patents and software	(315)	(392)
Proceeds from sale of property and equipment	61	264
Payments to acquire property and equipment	(29,474)	(28,199)

Net cash used in investing activities	(31,992)	(186,057)

Cash flows from financing activities:
Proceeds from loans and notes payable	105,000	175,000
Cash paid for debt issuance costs	(1,024)	(2,558)
Payments on capital lease obligation	(596)	(596)
Payments on notes payable	(104,725)	(100,000)
Proceeds from Economic Development Incentive Program	—	640
Payments to acquire treasury stock	—	(30,040)
Proceeds from exercise of options to acquire common stock, including employee stock purchase plan	11,265	3,103
Payment of employee withholding tax related to restricted stock units	(2,646)	(1,708)
Excess tax benefit of stock-based compensation	5,218	771

Net cash provided by financing activities	12,492	44,612

Net increase/(decrease) in cash and cash equivalents	149,057	(26,638)
Cash and cash equivalents, beginning of period	42,222	68,860

Cash and cash equivalents, end of period	$191,279	$42,222

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$13,007	$8,617
Income taxes	50,924	16,926

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Years Ended
	April 30, 2016		April 30, 2015		April 30, 2016		April 30, 2015
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$92,068	41.6%	$67,144	37.1%	$293,812	40.6%	$194,926	35.3%
Fair value inventory step-up and backlog expense	—	—	2,398	1.3%	—	—	4,404	0.8%
Discontinued operations	—	—	—	—	52	0.0%	—	—

Non-GAAP gross profit	$92,068	41.6%	$69,542	38.4%	$293,864	40.7%	$199,330	36.1%

GAAP operating expenses	$35,171	15.9%	$29,820	16.5%	$135,169	18.7%	$105,298	19.1%
Amortization of acquired intangible assets	(2,686)	-1.2%	(2,324)	-1.3%	(10,067)	-1.4%	(3,748)	-0.7%
TCA accessories transition costs	—	—	—	—	(161)	0.0%	—	—
Discontinued operations	(25)	0.0%	—	—	(90)	0.0%	—	—
DOJ/SEC costs including insurance recovery costs	6	0.0%	—	—	1,787	0.2%	—	—
Acquisition-related costs	(27)	0.0%	(48)	0.0%	(27)	0.0%	(2,090)	-0.4%

Non-GAAP operating expenses	$32,439	14.7%	$27,448	15.2%	$126,611	17.5%	$99,460	18.0%

GAAP operating income	$56,897	25.7%	$37,324	20.6%	$158,643	21.9%	$89,628	16.2%
Fair value inventory step-up and backlog expense	—	—	2,398	1.3%	—	—	4,404	0.8%
Amortization of acquired intangible assets	2,686	1.2%	2,324	1.3%	10,067	1.4%	3,748	0.7%
TCA accessories transition costs	—	—	—	—	161	0.0%	—	—
Discontinued operations	25	0.0%	—	—	142	0.0%	—	—
DOJ/SEC costs including insurance recovery costs	(6)	0.0%	—	—	(1,787)	-0.2%	—	—
Acquisition-related costs	27	0.0%	48	0.0%	27	0.0%	2,090	0.4%

Non-GAAP operating income	$59,629	27.0%	$42,094	23.3%	$167,253	23.1%	$99,870	18.1%

GAAP net income	$35,647	16.1%	$21,940	12.1%	$93,958	13.0%	$49,827	9.0%
Bond premium paid	—	—	—	—	2,938	0.4%	—	—
Fair value inventory step-up and backlog expense	—	—	2,398	1.3%	—	—	4,404	0.8%
Amortization of acquired intangible assets	2,686	1.2%	2,324	1.3%	10,067	1.4%	3,748	0.7%
Debt extinguishment costs	—	—	—	—	1,723	0.2%	—	—
TCA accessories transition costs	—	—	—	—	161	0.0%	—	—
Discontinued operations	25	0.0%	—	—	142	0.0%	—	—
DOJ/SEC costs including insurance recovery costs	(6)	0.0%	—	—	(1,787)	-0.2%	—	—
Acquisition-related costs	27	0.0%	48	0.0%	27	0.0%	2,090	0.4%
Tax effect of non-GAAP adjustments	(945)	-0.4%	(1,765)	-1.0%	(4,685)	-0.6%	(3,790)	-0.7%

Non-GAAP net income	$37,434	16.9%	$24,945	13.8%	$102,544	14.2%	$56,279	10.2%

GAAP net income per share - diluted	$0.63		$0.40		$1.68		$0.90
Bond premium paid	—		—		0.05		—
Fair value inventory step-up and backlog expense	—		0.04		—		0.08
Amortization of acquired intangible assets	0.05		0.04		0.18		0.07
Debt extinguishment costs	—		—		0.03		—
TCA accessories transition costs	—		—		0.00		—
Discontinued operations	0.00		—		0.00		—
DOJ/SEC costs including insurance recovery costs	(0.00)		—		(0.03)		—
Acquisition-related costs	0.00		0.00		0.00		0.04
Tax effect of non-GAAP adjustments	(0.02)		(0.03)		(0.08)		(0.07)

Non-GAAP net income per share - diluted	$0.66		$0.45		$1.83		$1.02

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NET OPERATING CASH FLOW TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Years Ended
	April 30, 2016	April 30, 2015	April 30, 2016	April 30, 2015
Net cash provided by operating activities	$94,814	$84,860	$168,557	$114,807
Net cash used in investing activities	(13,150)	(3,410)	(31,992)	(186,057)
Payments for the net assets of Tri-Town Precision Plastics, Inc.	—	—	—	23,805
Payments to acquire Battenfeld Technologies, Inc., net of cash acquired	—	(715)	—	135,437
Payments to acquire PowerTech, Inc.	1,220	—	1,220	—
Receipts from note receivable	(28)	(21)	(84)	(81)

Free cash flow	$82,856	$80,714	$137,701	$87,911

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(In thousands)

(Unaudited)

	For the Three Months Ended
	April 30, 2016	April 30, 2015
GAAP net income	$35,647	$21,887
Interest expense	1,991	3,248
Income tax expense	19,291	12,296
Depreciation and amortization	10,186	9,295
Stock-based compensation expense	1,587	1,560
Fair value inventory step-up and backlog expense	—	2,398
Discontinued operations	25	—
DOJ/SEC costs	(6)	4
Acquisition-related costs	27	48

Non-GAAP Adjusted EBITDAS	$68,748	$50,736

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(In thousands)

(Unaudited)

	For the Years Ended
	April 30, 2016	April 30, 2015
GAAP net income	$93,958	$49,613
Interest expense	13,704	11,330
Income tax expense	51,135	28,822
Depreciation and amortization	38,558	29,435
Stock-based compensation expense	6,472	5,808
Fair value inventory step-up and backlog expense	—	4,404
TCA Accessories transition costs	161	—
Discontinued operations	142	—
DOJ/SEC costs, including insurance recovery costs	(1,787)	711
Acquisition-related costs	27	2,090

Non-GAAP Adjusted EBITDAS	$202,370	$132,213